                                                      EXHIBIT 10.2


                                  AMENDMENT
                                  ---------
                                     OF
                                     --
                             EMPLOYMENT AGREEMENT
                             --------------------

This Amendment Agreement made this 11th day of November, 1997, between Kellwood Company (the "Corporation") and William J. McKenna (the
"Executive");

WHEREAS, the Corporation and Executive entered into an Employment Agreement dated December 9, 1992 (the "Agreement"); and

WHEREAS, the Compensation Committee of this company effective May 1, 1997, agreed to amend the Agreement to increase Executive's compensation to Nine Hundred Thousand Dollars ($900,000) per annum; and

WHEREAS, the Compensation Committee of this company agreed to amend the Agreement to extend its term for one more year until November 30, 1998; and

WHEREAS, the Corporation and Executive desire to amend the Agreement accordingly.

NOW THEREFORE, in consideration of their mutual promises and undertakings, the parties hereby amend the Agreement as follows:

1. By deleting from paragraph 1 all references to the title Chief Executive Officer.

2. By deleting from paragraph 1 the words "November 30, 1997" and inserting in their place "November 30, 1998".

3. By deleting from paragraph 2 the amended amount of "Eight Hundred Fifty Thousand Dollars ($850,000)" and inserting in its place "Nine Hundred Thousand Dollars ($900,000)". This change shall be effective as of May 1, 1997.

4. By deleting from paragraph 15 the words "November 30, 1997, and inserting in their place "November 30, 1998."

IN WITNESS WHEREOF, the parties have executed this Amendment of Employment Agreement the day and year first above written.

                                    KELLWOOD COMPANY
Secretary

/s/ Thomas H. Pollihan              By: /s/ James S. Marcus
----------------------------            --------------------------------------
                                        James S. Marcus, Chairman,
                                        Compensation Committee

                                    EXECUTIVE


/s/ Leon M. McWhite                 /s/ William J. McKenna
----------------------------        ------------------------------------------
Witness                             William J. McKenna